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                                                                  Exhibit 32.2

                           CERTIFICATION PURSUANT
                            TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

                  In connection with the quarterly report of Engineered Support Systems, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2004 (the "Report"), I, Gary C. Gerhardt, Vice Chairman and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2004
      -------------

By: /s/ Gary C. Gerhardt
   ------------------------
    Gary C. Gerhardt
    Vice Chairman and Chief
    Financial Officer

A signed original of this written statement required by Section 906 has been provided to Engineered Support Systems, Inc. and will be retained by Engineered Support Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.